EXHIBIT 99(b).2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Prime Holdings and Investments, Inc. (the "Company") on Form 10-KSB for the fiscal year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Visendi, the Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

April 15, 2003

                                           /s/ JOHN VISENDI

                                           John Visendi,
                                           Chief Executive Officer and Treasurer


         A signed original of this written statement required by Section 906 has been provided to Prime Holdings and Investments, Inc. and will be retained by Prime Holdings and Investments, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.